Alpha Analytics Value Fund

Annual Report

July 31, 2002

Dear Fellow Shareholders:

We are pleased to send you the Alpha Analytics Value Fund’s Annual Report, which contains information on the holdings of the Fund, along with the Financial Highlights and Statement of Operations for the 12-month period ending July 31, 2002.

We encourage you to read them to help you stay informed about your mutual fund investment.

December 31, 2001 marked the 3-year anniversary of the Alpha Analytics Value Fund.  As of that date, the Alpha Analytics Value Fund received a 5-star Morningstar RatingTM for the 3-year period (1 out of 859 Large Cap Blend Funds),  which is recognition of how well the fund has performed against its peers. The Fund continued to have a 5-star Morningstar RatingTM   for the 3-year period ending 07/31/02. (11 out of 921 Large Cap Blend Funds.) We are very pleased with this recognition.

Other investors are starting to discover the Alpha Analytics Value Fund as well. The total invested capital increased from $4.8 million on December 31, 2001 to $8.1 million on July 31, 2002. In spite of this increase of 66% in capital, the fund remains relatively small and nimble.

The last fiscal year has been an extremely difficult investing environment.  Shortly into the fiscal year we experienced the largest domestic terrorist attack in United States’ history.  This occurred while the market was struggling with the aftereffects of the tech-bubble collapse and the general economic slowdown.  In 2002 we witnessed a series of accounting scandals which culminated in the guilty verdict of Arthur Anderson, and the collapse in share price of many prominent companies.

Of course it is impossible to predict the future, but one of the strengths about living in a strong, flexible, democratic society is its ability to change in response to stress.  Although the war on terrorism is far from over, it seems certain that we will continue to develop methods for dealing with these threats, and the world will be a safer place because of this.

On the domestic front, the accounting scandals are already leading to changes. Dishonest and dysfunctional management is being replaced by functional and honest management. Accountants are becoming more careful in their work, and will stand up with greater courage to their clients and bosses. Corporate boards have been reminded that they work for the shareholders, and not for management. Company management will again concentrate on generating core earnings, and be less concerned with “window dressing” the financials. Being honest, being prepared and being helpful will be recognized as being important to society and rewarded in the marketplace.

As always, we look forward to serving your investment needs and thank you for the trust you have placed in us.

For the Intelligent Investor—

/s/ Reg Gipson

Reg Gipson

© 2002 Morningstar, Inc. All Rights Reserved.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™  (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

Past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Must be preceded or accompanied by a prospectus.  Quasar Distributors, LLC, Distributor  09/02

COMPARISON OF CHANGES IN VALUE OF $10,000 SINCE INCEPTION

(including reinvestment of dividends)

ALPHAANALYTICS VALUE FUND

Average Annual Total Return:

For the Year Ended July 31, 2002: (19.46)%

Since Inception (January 1, 1999): 9.11%

	VALUE FUND		S&P 500
		Ending	Total return	Ending
	NAV	Value	for period	Value

31-Dec-98	10.00	10,000		10,000
31-Jul-99	11.92	11,920	-3.1195%	10,887
31-Jan-00	13.45	14,066	-5.0237%	11,496
31-Jul-00	14.24	14,892	-1.5621%	11,864
31-Jan-01	14.13	17,525	3.5457%	11,392
31-Jul-01	13.68	16,967	-0.9849%	10,165
31-Jan-02	12.53	15,609	-6.0141%	9,553
31-Jul-02	10.97	13,666	-18.7427%	7,763

The performance information shown represents past performance and should not be interpreted as indicative of the Fund’s future performance. The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

ALPHA ANALYTICS INVESTMENT TRUST
VALUE FUND
SCHEDULE OF INVESTMENTS
July 31, 2002

				Market
Shares				Value

COMMON STOCKS - 87.40%
Banking - 6.07%
9,600			FleetBoston Financal Corp……………………………………………………….	$222,720
10,000			U.S. Bancorp………………………………………………………………..	213,900
				436,620
Computer Services - 4.23%
6,500	+	SABRE Holdings Corp. Class A…….…………………………………….		172,380
17,600	+		Unisys Corp………………………………………………………………….	132,352
				304,732
Computer Software & Programming - 3.86%
6,500	+		Synopsys, Inc……………………………………………………………….	278,005

Electronics - 0.88%
5,000		Matsushita Electronic ADR……………………………………………….		63,450

Financial Services - 5.35%
9,500			ING Groep N.V. Sponsored ADR………………………………………….	201,305
3,700			MBIA, Inc……………………………………………………………………	183,483
				384,788
Food- 2.86%
11,000			Sara Lee Corp………………………………………………………………	206,140

Insurance - 17.32%
6,300			ACE Ltd…...………………………………………………………………..	199,521
9,000			AEGON N.V……..…………………………………………………………	120,600
13,000			Allianz AG ADR…………………………………………………………..	186,940
6,000			Allstate Corp………………………………………………………………	228,060
1,200			CIGNA Corp……………..…………………………………………………	108,000
5,000			SAFECO Corp……………………………………………………………..	158,700
15,000	+	Travelers Property Casualty Corp. Class A………………………………		244,500
				1,246,321
Medical & Related - 10.14%
6,100			Abbott Laboratories……………………………………………………….	252,601
4,300	+		Boston Scientific Corp…………………………………………………….	128,957
10,000	+		Guidant Corp……………………………………………………………….	348,000
				729,558

ALPHA ANALYTICS INVESTMENT TRUST
VALUE FUND
SCHEDULE OF INVESTMENTS
July 31, 2002
(Continued)

				Market
Shares				Value

Multimedia - 3.57%
14,500			Disney (Walt) & Co………………………………………………………..	$257,085

Oil, Energy & Natural Gas - 10.10%
7,500			Conoco, Inc- Class B…...…………………………………………………..	180,900
4,200			ENSCO International, Inc…..………………………………………………	108,570
3,100	+		Noble Corp………………………………………………………………	100,440
5,300			Schlumberger Ltd……………………………………………………………..	227,476
4,300			Transocean, Inc…………………………………………………………….	109,650
				727,036
Pharmaceuticals - 6.39%
7,000			GlaxoSmithKline PLC ADR………………………………………………	276,500
7,200			Schering-Plough Corp……………………………………………………..	183,600
				460,100
Recreational Activities - 2.43%
6,600			Carnival Corp……………………………………………………………….	174,900

Retail - 8.44%
11,600		Circuit City Stores- Circuit City Group………………..………………….		197,780
8,000			CVS Corp……………………………………………………………………	228,800
5,100			Limited Brands, Inc………...………………………………………………	91,647
4,700			Nordstrom, Inc………………………………………………………………	88,830
				607,057
Software - 5.76%
8,400		Autodesk, Inc……………………………………………………………….		108,276
22,100	+		BMC Software, Inc…………………………………………………………	297,245
2,800	+		Parametric Technology Corp……………………………………………..	8,736
				414,257
		TOTAL COMMON STOCKS
			(Cost $6,781,120)……………………………………………………………	6,290,049

ALPHA ANALYTICS INVESTMENT TRUST
VALUE FUND
SCHEDULE OF INVESTMENTS
July 31, 2002
(Continued)

Principal				Market
Amount				Value

SHORT TERM INVESTMENTS- 5.26%
$ 378,627		Firstar U.S. Treasury Money Market Fund, 1.15%
		(Cost $378,627)…………………………………………...…...…………….		$378,627

		TOTAL INVESTMENTS
		(Cost $7,159,747)………………………………….	92.66%	6,668,676

		Cash and other assets less liabilities……………..	7.34%	528,275

		TOTAL NET ASSETS……………………………	100.00%	$7,196,951

Federal Tax Information: At July 31, 2002, the net unrealized depreciation based on cost for Federal income tax purposes of $7,239,322 was as follows:
	Aggregate gross unrealized appreciation for all investments for
	which there was an excess of value over cost…………………………………..			$314,608
	Aggregate gross unrealized depreciation for all investments for
	which there was an excess of cost over value…………………………………..			(885,254)

	Net unrealized depreciation………………………………………………………			$(570,646)
The difference of $79,575 between the cost of investments for income tax and book purposes is due to wash sales.

+ Non-income producing security.
ADR- American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ALPHA ANALYTICS INVESTMENT TRUST
VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002

ASSETS:
Investments in securities, at value (Cost $7,159,747) (Note 2)…………	$6,668,676
Cash………………………………………………………………………….	603,878
Receivable for securities sold……………………………………………..	5,652
Receivable for fund shares sold……………………………………………	33,224
Dividends and interest receivable…………………………………………	5,274
Total Assets…………………………………………………………..	7,316,704

LIABILITIES:
Payable for securities purchased…………………………………………..	112,456
Accrued advisory fees (Note 3).…………………………………………..	6,857
Payable for fund shares repurchased……………………………………..	440
Total Liabilities………………………………………………………..	119,753
Net Assets………...…....……...……………………………………….	$7,196,951

NET ASSETS CONSIST OF:
Additional paid in capital …………..……………………………………..	$8,082,072
Accumulated net investment income (loss)………………………….…….	(193)
Accumulated net realized gain (loss) from
investment transactions ………………..…..………………………..	(393,857)
Net unrealized appreciation (depreciation) on investments………………	(491,071)
Net Assets……………………………………………………………..	$7,196,951

Net asset value and redemption price per share
($7,196,951/656,094 shares oustanding) (Note 4)…………………..	$10.97

ALPHA ANALYTICS INVESTMENT TRUST
VALUE FUND
STATEMENT OF OPERATIONS
For the year ended July 31, 2002

INVESTMENT INCOME:
Dividends
(includes foreign tax withheld at source)……………..	$76,768
Interest…………………………………………………….	3,741
Total investment income……………………………	80,509

EXPENSES:
Investment advisory fee (Note 3)……………………….	92,070
Trustees' fees……………………………………………..	12,000
Taxes……………………………………………………….	800
Total expenses.…………………………………….	104,870

Less: Expense reimbursement and waivers (Note 3)…..	(25,076)
Net expenses……………………………………….	79,794

Net investment income (loss)………...…………..	715

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS : (Note 2)
Net realized gain (loss) from investment
transactions……………...…………………………	(380,497)
Net change in unrealized appreciation (depreciation)
of investments for the period…………………….	(1,126,392)
Net realized and unrealized gain (loss)
on investments…………………………………….	(1,506,889)
Net increase (decrease) in net assets resulting
from operations……………………………………	$(1,506,174)

The accompanying notes are an integral part of these financial statements.

ALPHA ANALYTICS INVESTMENT TRUST
VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	July 31, 2002	July 31, 2001

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

Net investment income (loss)…….…………………………………………..	$715	$5,344
Net realized gain (loss) from investment transactions………………………	(380,497)	3,792
Net change in unrealized appreciation (depreciation) of
investments for the period…………………………………………………	(1,126,392)	573,343

Net increase (decrease) in net assets resulting from operations…………….	(1,506,174)	582,479

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income ($0.02 and $0.00
per share, respectively)…………………………………………………….	(5,342)	0
Distributions from net realized gains on investments ($0.04 and $2.41
per share, respectively)…………………………………………………….	(17,150)	(773,311)

Total distributions to shareholders…………………………………………..	(22,492)	(773,311)

CAPITAL SHARE TRANSACTIONS: (Note 4)…………………………..	3,087,941	1,279,522

Net increase (decrease) in net assets…………………………………………	1,559,275	1,088,690
NET ASSETS:
Beginning of period……………………………………………………………	5,637,676	4,548,986

End of period (including undistributed (overdistributed) net investment
income (loss) of $(193) and $5,344, respectively)…..……………………	$7,196,951	$5,637,676

The accompanying notes are an integral part of these financial statements.

ALPHA ANALYTICS INVESTMENT TRUST
VALUE FUND
FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout each period)

	For the year	For the year	For the year	January 1, 1999 (1)
	ended	ended	ended	through
	July 31, 2002	July 31, 2001	July 31, 2000	July 31, 1999

Net asset value, beginning of period………………………….	$13.68	$14.24	$11.92	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).………………………………….	0.00	0.01	(0.04)	0.01
Net realized and unrealized gain (loss)
on investments………………………………………………..	(2.65)	1.84	2.95	1.91
Total from investment operations………………………………	(2.65)	1.85	2.91	1.92

LESS DISTRIBUTIONS:
Dividends from net investment income……………………….	(0.02)	0.00	(0.01)	0.00
Distribution from realized gains from security
transactions…………………………………………………	(0.04)	(2.41)	(0.58)	0.00
Total distributions……………………………………………..	(0.06)	(2.41)	(0.59)	0.00

Net asset value, end of period………………………………….	$10.97	$13.68	$14.24	$11.92

Total return….…………………………………………………	(19.46)%	13.93%	24.94%	19.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)…………………………….	$7,197	$5,638	$4,549	$2,385
Ratio of expenses to average net assets,
before reimbursement………………………………………..	1.71%	1.74%	1.78%	2.45%	(2)
Ratio of expenses to average net assets,
net of reimbursement.………………………………………..	1.30%	1.30%	1.30%	1.30%	(2)
Ratio of net investment income (loss) to average net assets,
before reimbursement………...………………………………	(0.40)%	(0.34)%	(0.76)%	(1.03)%	(2)
Ratio of net investment income (loss) to average net assets,
net of reimbursement...……………………………………….	0.01%	0.10%	(0.27)%	0.12%	(2)
Portfolio turnover rate…………………………………………..	156.16%	88.06%	101.54%	32.98%

(1) Commencement of operations.
(2) Ratios for this period of operations are annualized.

The accompanying notes are an integral part of these financial statements.

ALPHA ANALYTICS INVESTMENT TRUST

Notes to Financial Statements

July 31, 2002

Note 1. Organization

     Alpha Analytics Value Fund (the “Fund”), was organized as a series of Alpha Analytics Investment Trust, an Ohio business trust (the “Trust”).  The Fund was organized on August 18, 1998, and commenced operations on January 1, 1999.  The Trust is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares, each share representing an undivided, proportionate interest in the Fund.  The Fund’s investment objective is to provide shareholders with long term capital appreciation.

Note 2.  Summary of Significant Accounting Policies

     The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from these estimates.

      Security Valuation- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ adviser, the last bid price does not accurately reflect the current value of the security.   All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the security, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

      Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

        Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

ALPHA ANALYTICS INVESTMENT TRUST

Notes to Financial Statements

July 31, 2002

 (Continued)

Note 2.  Summary of Significant Accounting Policies (Continued)

       Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.  Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

       Security Transactions- The Trust follows industry practice and records security transactions on the trade date.  The first-in first-out identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

     The Trust retains Alpha Analytics Investment Group, LLC (the "Adviser") to manage the assets of the   Fund.   Under the terms of the agreement, a monthly fee is paid to the Adviser at an annual rate of 1.50% of the average daily net assets of the Fund.  The Adviser pays all of the operating expenses for the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of non-interested person trustees, Rule 12b-1 fees (if any) and extraordinary expenses.   Through November 30, 2002, the Adviser has contractually agreed to reduce its management fee to an annual rate of 1.30% of average daily net assets and pay for all fees and expenses of the non-interested person trustees.  In addition, the Adviser has voluntarily agreed to pay for tax expenses incurred by the Fund.

     For the year ended July 31, 2002, the Adviser earned advisory fees of $92,070 and incurred expense reimbursements and waivers of $25,076.

     The Adviser has entered into a sub-advisory agreement with Cambiar Investors, Inc. to serve as the sub-adviser to the Value Fund.

  The Trust has an agreement with AmeriMutual Funds Distributors, Inc. (“AmeriMutual Funds Distributors”) to act as the principal distributor of the Fund’s shares which terminated August 1, 2002.  The services of AmeriMutual Funds Distributors are operating expenses paid by the Adviser.  As of August 1, 2002, the Trust entered into an agreement with Quasar Distributors, LCC (“Quasar”) to act as the principal distributor of the Fund’s shares.  The services of Quasar are operating expenses paid by the Adviser.

Certain officers and trustees of the Trust are also officers and owners of Alpha Analytics Investment Group, LLC.  Beneficial ownership of more than 25% of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the Investment Company Act of 1940.  As of July 31, 2002, Robert Gipson held 36.38% of the Fund and Charles Schwab & Co. held in an omnibus account for the benefit of others 29.12% of the Fund.

ALPHA ANALYTICS INVESTMENT TRUST

Notes to Financial Statements

July 31, 2002

(Continued)

Note 4. Fund Share Transactions

     At July 31, 2002, there was an unlimited number of Fund shares authorized.  Paid in capital for the Value Fund amounted to $8,082,072.

     Transactions in capital shares were as follows:

 Alpha Analytics Value Fund:

                                                                                         For the year

 For the year

                       ended

      ended

                  July 31, 2002

 July 31, 2001

                                                                       Shares          Amount       Shares       Amount

Shares sold ………………………          404,828        $ 5,074,444               95,803         $1,322,241

Shares issued for reinvestment of

 dividends and distributions

 from realized gains …………….                1,771               22,490

             59,669

  773,311

Shares redeemed ………………..         (162,537)      (2,008,993)            (62,831)       (816,030)

Net increase ………………….…            244,062        $ 3,087,941              92,641         $1,279,522

Note 5. Investments

     Investment transactions, excluding short term investments, for the year ended July 31, 2002,

were as follows:

Value  Fund

Purchases……………………………………………..………….…       $ 11,142,245

Sales…………………………………………………………….….        $   8,763,283

Note 6. Capital Loss Carryovers

     At July 31, 2002, the Value Fund had a net capital loss carryover of $32,223 which expires in 2010.

The Fund has elected to defer post October losses of $268,699.

Information Regarding Trustees and Officers (Unaudited)

The Trustees and executive officers of Alpha Analytics Investment Trust are listed below, together with their principal occupations during the past five years. The term of office for each of the positions listed is for the duration of the Trust or until removal, resignation or retirement.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Felice R. Cutler 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 65	Trustee since 1998; Member of Audit Committee

Retired Partner at the Law Offices of Cutler & Cutler from 1966 to 1998; Director of Aegis Consumer Funding Group, Inc., a consumer finance company, from 1996 to 1998; Trustee of Astra Institutional Securities Trust and Astra Institutional Trust from 1995 to 1997; Director and Trustee of Pilgrim Group Family of Funds from 1986 to 1995.

Donald J. Alschuler 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 67	Trustee since 1998; Member of Audit Committee

Partner of Donlyn Company, a private investment company, from 1962 to present; Vice President of Lyndon Distribution Services, Inc., a warehousing and distribution company, from 1988 to 1998; Chairman of Wisdom, Inc., a business advisory services company, from 1991 to present.

Michelle M. Schoeffel 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 41	Trustee since 1998; Member of Audit Committee

Chief Executive Officer and Chairwoman of Pacific American Securities, a broker/dealer, from January 1998 to present;  Vice President of Mellon Private Asset Management from November 1993 to April 1997.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Robert E. Gipson[1] 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 56	President and Trustee, since 1998

Vice President of Sundance Group, Inc., a holding company, from 1993 to present; Chairman of National Mercantile Bancorp from June 1997 to present; Director of National Mercantile Bancorp from October 1996 to present; Of Counsel at Gipson, Hoffman & Pancione from July 1997 to present; Officer at Gipson, Hoffman & Pancione from December 1983 to July 1997; Owner/Officer of Corporate Management Group, Inc., a business and financial consulting company, from August 1988 to present; President of Sundance Catalog Co., an enterprise selling merchandise through catalogs, a retail store, an outlet store and an Internet website, from May 2000 to present.

Jack P. McNally[2] 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 47	Secretary, Treasurer and Trustee, since 1998	Vice President of Corporate Management Group, Inc. from 1989 to present.
John M. Gipson 1901 Avenue of the Stars Suite 1100 Los Angeles, CA 90067 Age: 47	Vice-President, since 1998	Senior Scientist, NVI Inc., from 1993 to January 1999. Vice-President of Alpha Analytics Investment Group, LLC, February 1999 to present.

1 Mr. Gipson is an “interested person” of the Trust because he is an officer of the Trust and of the Adviser.

2 Mr. McNally is an “interested person” of the Trust because he is an officer of the Trust.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Trustees

Alpha Analytics Funds

We have audited the accompanying statement of assets and liabilities of the Alpha Analytics Funds (comprising, the Alpha Analytics Value Fund), including the schedule of portfolio investments, as of July 31,  2002, and the related statement of operations for the year then ended, statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period of January 1, 1999 (commencement of operations) through July 31, 1999.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held as of July 31, 2002 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Analytics Value Fund as of July 31, 2002, the results of its operations for the year then ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period of January 1, 1999 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ McCurdy & Associates CPA’s, Inc.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

August 16, 2002

Investment Adviser

Alpha Analytics Investment Group, LLC

Corporate Management Group, Inc.

1901 Avenue of the Stars, Suite 1100

Los Angeles, CA 90067

Sub-Adviser (to the Value Fund)

Cambiar Investors, Inc.

2401 East 2nd Avenue, Suite 400

Denver, CO 80206

Legal Counsel

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Auditors

McCurdy & Associates CPA’s, Inc.

27955 Clemens Road

Westlake, OH 44145

Administrator

Orbitex Fund Services, Inc.

150 Motor Parkway, Suite 109

Hauppauge, NY 11788-5167

Distributor

AmeriMutual Funds Distributors, Inc.

One Station Place

Stamford, CT 06902

Transfer Agent (all purchase

and redemption requests)

Orbitex Data Services, Inc.

4020 South 147th Street

Omaha, NE 68137

Custodian

US Bank N.A.

425 Walnut Street, M.L. 6118

Cincinnati, OH 45202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a copy of a prospectus call 1-877-Alpha40.